UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2023

BEAM GLOBAL

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	26-1342810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5660 Eastgate Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 799-4583

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BEEM	NASDAQ Capital Market
Warrants	BEEMW	NASDAQ Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2023, the Board of Directors (the “Board”) of Beam Global (the “Company”) appointed George Syllantavos to serve as a director of the Company. Mr. Syllantavos has been appointed Chairman of the Compensation Committee, member of the Audit Committee and Equity Oversight Committee of the Board.

Mr. Syllantavos, 59, has served as the Founder, Co-CEO and CFO of Stellar V Capital Inc. since September 2022, Member of the Board of Directors, Compensation Committee, Nominating Committee, and Audit Committee Chairman of Cepton Technologies (Nasdaq: CPTN) since February 2022, Founding Shareholder and Non-Executive Director of SevenSeas Investment Fund Sarl since March 2019, and Founder and Managing Director of Nautilus Energy Management since February 2013. Previously, Mr. Syllantavos was the Founder, Co-CEO and CFO of GCAC from May 2020 to February 2022, has served as a Board Member and the Chair of the Audit Committee of ITHAX Acquisition Corp. (Nasdaq: ITHX) February 2021 to July 2022 and has served as a board member of Phunware Inc. (Nasdaq: PHUN) since December 2018. Mr. Syllantavos holds a bachelor's degree in industrial engineering from Roosevelt University in Chicago, IL and a Masters of Business Administration in Operations Management, International Finance and Transportation Management from Kellogg at Northwestern University, in Evanston, IL.

Pursuant to the Company’s policies regarding compensation for non-employee directors, Mr. Syllantavos will be entitled to receive director fees pursuant to the Company’s policies for non-employee director and is also entitled to reimbursement of reasonable expenses incurred in connection with Board-related activities. There are no arrangements or understandings with any person pursuant to which Mr. Syllantavos was elected as a director of the Board. Mr. Syllantavos is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the U.S. Securities Act of 1933, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM GLOBAL

Dated: December 18, 2023	By:	/s/ Lisa A. Potok
	Name:	Lisa A. Potok
	Title:	Chief Financial Officer

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